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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



          Date of Report (Date of earliest event reported: May 25, 2004
                                                           ------------



                                   VALHI, INC.
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             (Exact name of registrant as specified in its charter)



      Delaware                     1-5467                       87-0110150
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   (State of other            (Commission File)               (IRS Employer
   jurisdiction of                 Number)                  Identification No.)
   incorporation)



         5430 LBJ Freeway, Suite 1700
               Dallas, TX                                        75240-2697
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   (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number:, including area code: (972) 233-1700
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             (Former name or address, if changed since last report)



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Item 9:  Regulation FD Disclosure

         The registrant hereby furnishes the information set forth in the press release the registrant issued on May 25, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VALHI, INC.
                                                   (Registrant)




                                                   By:    /s/ A. Andrew R. Louis
                                                          ----------------------
                                                          A. Andrew R.
                                                          Louis Secretary




Date:  May 25, 2004




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                                INDEX TO EXHIBITS


Exhibit No.  Description
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99.1         Press release dated May 25, 2004 issued by Valhi, Inc.